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                                      EXHIBIT 23.3

                          Consent of Independent Accountants
                          ----------------------------------


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of U.S. Office Products Company of our report dated February 8, 1996 appearing in U.S. Office
Product's Annual Report on Form 10-K for the year ended April 25, 1998.   We
also consent to the references to us under the heading "Experts" in such Prospectus.


/s/  BDO Seidman LLP
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BDO SEIDMAN LLP
Atlanta, Georgia
August 3, 1998